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                                 EXHIBIT 23(b)

                      SECURITY BANK, NATIONAL ASSOCIATION

                         CONSENT OF KPMG PEAT MARWICK
                             INDEPENDENT CERTIFIED
                              PUBLIC ACCOUNTANTS

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                              ACCOUNTANT'S CONSENT





     Board of Directors
     Security Bank, National Association


     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                    KPMG PEAT MARWICK



     Houston, Texas
     January 14, 1994